Exhibit 10.9

Xel Communications, Inc.	Amendment No. 3
2/18/04	VerizonAgreement No. C0302362
Page 1 of 3
Amendment No. 3
To Product Purchase Agreement
Between Teleseetor Resources Group, Inc., d/b/a/Verizon Services Group,
And XEL Communications, Inc.
This Amendment No, 3 to Product Purchase Agreement No. C0302362 (Agreement) is entered into and made effective as of the 18th day of February, 2004, by and between XEL Communications Inc., a corporation, with offices at 17101 East Ohio Dr., Aurora, CO, 80017 (hereinafter called “Seller”) and Telesector Resources Group, Inc., d/b/a Verizon Services Group, with an office at 240 East 38th Street, New York, New York 10016, on behalf of itself and for the benefit of its AFFILIATES, (herein referred to as “Purchaser”).
WHEREAS, the Agreement was entered between Buyer and Seller effective on June 19, 2003, and was extended by Amendment #1 on August 25, 2003, and Amendment #2 on December 12, 2003,
WHEREAS, VIONES development of certain Purchaser systems will facilitate the use of certain Seller products by, and provide incentive to Purchaser to buy such products, and
WHEREAS, the parties entered a Letter of Commitment dated December 24, 2003, a copy of which is attached hereto as Attachment 1, pursuant to which (i) Purchaser agreed to purchase and Seller agreed to sell 110 ArcaDACS by March 26,2004, and (ii) Seller agreed to pay an amount not to exceed $100,000 for funding the VIONES development of such Purchaser systems until December 31, 2006, and Seller agreed to provide Purchaser certain discounts and on-site training:
EFFECTIVE DATE:
This Amendment No. 3 shall be effective February 18, 2004
NOW THEREFORE, the parties agree as follows:
1.	Seller shall pay “VDSI” the amounts set forth in the table below, not to exceed $100,000, with the provision that Tonics Development Phase I, Phase II and the AAIS-DS milestone respective dates may be changed as needed by Verizon, and the respective milestone estimated amounts may be varied by Verizon, but in the aggregate will not exceed the total of $100,000, in support of the VIONES development and testing, which is to be performed by Purchaser’s Affiliate, Verizon Data Services Inc.(“VDSI”). “VDSI” shall invoice the Supplier based on the completion of the milestones as shown in the table below.

Xel Communications, Inc.	Amendment No. 3
2/18/04	Verizon Agreement No. C0302362

Upon completion of the work activity set forth in the table below, “VDSI” may invoice Supplier in accordance with the table below for the full applicable amount, which invoice shall be paid by XEL within thirty (30) days of receipt of the invoice. The parties agree to keep each other aware of any significant changes to the Milestone dates, and any changes in the individual amounts payable for the respective Phases of the work.
2.	Supplier shall provide the following at no monetary cost to Purchaser:
•	Complete Documentation of ArcaDACS-100

•	Examples of autonomous alarm.

•	Current hardware and software for Verizon (SIT) Lab (if required).

•	Current release of the GUI software and associated documentation

•	Installation & test and turn up only for the VIONES lab (SIT) test Equipment (if required).

•	Technical support for the VIONES Equipment.
3. The materials and improvement for this development shall remain the property of VDSI. Any future releases or upgrades may require additional VIONES support system testing and certification before approval for use in Verizon’s network.
XEL Table of Payment to Verizon VDSI

			Est. Amount
Major Milestones	Completion Date	Responsible Party	Payable by XEL
TONICS Development Phase I, ability to monitor product	3/31/2004	VDSI	$16,529
TONICS Development Phase II, advanced correlation, complete integration testing, provide test results and certification	5/31/2004	VDSI	$30,405
AAIS-DS complete integration testing, provide test results and certification	4/05/2004	VDS1	$51,935

Xel Communications, Inc.	Amendment No. 3
2/18/04	Verizon Agreement No. C0302362

4.	Seller shall provide price discounts on the ArcaDACS of ten percent (10%) off of the contractual price (Appendix D of the Agreement) for the calendar years 2004, 2005 and 2006.
5. Seller shall continue to provide Purchaser, at no charge, on-site training in support of the ArcaDACS products for the remainder of the Agreement.
ALL OTHER TERMS:
All other terms and conditions of the Agreement shall remain in full force and effect.
Each party represents that it has executed this Amendment through its authorized corporate representative:

Accepted for: XEL Communications, Inc.		Accepted for: Telesector Resources
Group, Inc., (A Verizon Company)

Signature:	/s/ Michael Hull	Signature:	/s/ George Hanoza

Typed Name:	Michael Hull	Typed Name:	George Hanoza

Title:	President	Title:	Senior Sourcing Process Leader

Date:	3/15/04	Date:	3/15/04